FSI P1 09/18

Supplement Dated SEPTEMBER 4, 2018

to the Prospectus Dated May 1, 2018

of

Franklin Strategic Income Vip Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following is added to the “Fund Summaries – Franklin Strategic Income VIP Fund – Principal Investment Strategies” section of the prospectus:

The Fund may invest a small portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs) originated through online lending platforms.

II. The following is added to the “Fund Summaries – Franklin Strategic Income VIP Fund – Principal Risks” section of the prospectus:

Marketplace Loans   Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

III. The following is added to the “Fund Details – Franklin Strategic Income VIP Fund – Principal Investment Policies and Practices” section of the prospectus:

The Fund may invest a small portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs). Marketplace loans are loans that are originated through online lending platforms that match consumers, SMEs, and other borrowers seeking loans with investors willing to provide the funding for such loans. These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing). The yield to the lender on a marketplace loan is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things.

IV. The following is added to the “Fund Details – Franklin Strategic Income VIP Fund – Principal Risks” section of the prospectus:

Marketplace Loans

Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to enforce its rights with respect to its investment in marketplace loans, particularly in the case of unsecured loans. In addition, lenders and investors are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. Investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and the information provided to the platform regarding the loans and borrowers’ credit information may be incomplete, inaccurate or outdated. Additionally, the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its marketplace loan or it may impair the platform’s ability to collect on the marketplace loan upon default. When a marketplace loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower. Furthermore, U.S. based marketplace lending platforms are subject to extensive regulation, which could impair the enforcement of marketplace loans, among other things.

Finally, marketplace loans are not listed on any securities exchange and an active secondary market for such loans does not currently exist and may not develop in the future. It may be difficult for the Fund to sell an investment in a loan before its maturity at the price at which the Fund believes the loan should be valued. The Fund typically considers its investments in marketplace loans to be illiquid for purposes of its limitation on illiquid investments.

Please keep this supplement with your prospectus for future reference.

VIP SA1 09/18

Supplement Dated September 4, 2018

to the Statement of Additional Information

Dated May 1, 2018

of

Franklin Strategic Income Vip Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I. The following is added to the bullet point list in “The Funds – Goals, Additional Strategies and Risks – Franklin Strategic Income VIP Fund” section of the SAI:

•         invest in marketplace loans

II. The following is added to the “Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Marketplace loans     Marketplace loans are originated through online platforms that provide a marketplace for lending and match consumers, small and mid-sized enterprises or companies (“SMEs”), and other borrowers seeking loans with investors willing to provide the funding for such loans (“Marketplace Loans”). These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing). The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). Marketplace lending is often referred to as “peer to peer” lending because of the industry’s initial focus on individual investors and consumer loan borrowers. However, since its inception, the industry has grown to include substantial involvement by institutional investors.

In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds, and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the platform operator. The platform operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan.

Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent one is assigned) and the yield to the lender. The yield to the lender is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees. Such servicing fees cover services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Platforms may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates.

In the United States, platforms are subject to extensive regulation, oversight and examination at the federal, state and local level, and across multiple jurisdictions if they operate their business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. Some platforms obtain state lending licenses and lend directly to borrowers. Other platform operators through a contractual relationship with a bank purchase bank originated loans. In this model, an operator of a platform may be able to (through existing law and legal interpretations) be the beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside.

Risks of marketplace loans generally.     Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace Loans generally are not rated by rating agencies and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. A platform operator is not obligated to make any payments due on a Marketplace Loan except to the extent that the operator actually receives payments from the borrower on the related loan. Accordingly, lenders and investors assume all of the credit risk on the loans they fund or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans.

To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. Marketplace Loans are obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower.

Borrower credit risk.     Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Loans may be significantly higher than those experienced by financial products arising from traditional sources of lending. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. Borrowers may seek protection under federal bankruptcy law or similar laws. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

Fraud risk.     The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. For example, a borrower may have supplied false or inaccurate information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.

Platform provided credit information risk.     The investment manager is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Loans for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the investment manager would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the investment manager may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed.

Liquidity risk.     Investors that acquire Marketplace Loans directly from platforms must generally hold their loans through maturity in order to recoup their entire principal. No Marketplace Loans currently being offered have been registered with the U.S. Securities and Exchange Commission. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in pass-through notes issued by one platform does occur on one electronic “alternative trading system”). An active secondary market for Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future. Accordingly, it may be difficult for the Fund to sell an investment in Marketplace Loans at the price which the Fund believes the loan should be valued. The Fund typically considers its investments in Marketplace Loans to be illiquid for purposes of its limitation on illiquid investments.

Platform risk.     To the extent that the Fund invests in Marketplace Loans, it will be dependent on the continued success of the platforms that originate such loans. The Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans and on the platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

Regulatory and judicial risks.     The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions.

The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans. Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations. In addition, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans could be subject to reduced returns and/or the platform subject to fines and penalties. As a result, Marketplace Loans purchased by the Fund could become unenforceable, thereby causing losses for shareholders.

Please keep this supplement with your SAI for future reference.

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